      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 1999



                                                      REGISTRATION NO. 333-76937

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         GENESIS MICROCHIP INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NOVA SCOTIA, CANADA                          5065                                 NONE
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)             IDENTIFICATION NUMBER)

                      200 TOWN CENTRE BOULEVARD, SUITE 400
                        MARKHAM, ONTARIO CANADA L3R 8G5
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 PAUL M. RUSSO
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         GENESIS MICROCHIP INCORPORATED
                              1871 LANDINGS DRIVE
                            MOUNTAIN VIEW, CA 94043
                                 (650) 934-4261
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

     FRANCIS S. CURRIE, ESQ.                     I. ERIC ERDMAN                     ANDREI M. MANOLIU, ESQ.
    ANTON T. COMMISSARIS, ESQ.     VICE PRESIDENT, FINANCE AND ADMINISTRATION         JAMES R. JONES, ESQ.
 WILSON SONSINI GOODRICH & ROSATI     CHIEF FINANCIAL OFFICER AND SECRETARY            COOLEY GODWARD LLP
     PROFESSIONAL CORPORATION            GENESIS MICROCHIP INCORPORATED                5 PALO ALTO SQUARE
        650 PAGE MILL ROAD            200 TOWN CENTRE BOULEVARD, SUITE 400            3000 EL CAMINO REAL
       PALO ALTO, CA 94304              MARKHAM, ONTARIO, CANADA L3R 8G5              PALO ALTO, CA 94306
          (650) 493-9300                         (905) 470-2742                          (650) 233-4500

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    Upon completion of the merger described in this registration statement.

    If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        TITLE OF EACH CLASS                                         PROPOSED            PROPOSED MAXIMUM
         OF SECURITIES TO                 AMOUNT TO BE          MAXIMUM OFFERING       AGGREGATE OFFERING          AMOUNT OF
           BE REGISTERED                 REGISTERED(1)          PRICE PER SHARE             PRICE(2)          REGISTRATION FEE(3)
-----------------------------------------------------------------------------------------------------------------------------------
Common Shares......................        4,500,000                $0.34178               $1,538,017               $427.57
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1) Represents the number of common shares of the registrant which may be issued to former stockholders of Paradise Electronics, Inc. pursuant to the merger described in this registration statement.

(2) Pursuant to Rule 457(f)(2) under the Securities Act of 1933, the registration fee has been calculated based on the book value of Paradise as of December 31, 1998, assuming conversion of the outstanding preferred stock of Paradise.

(3) The amount of the registration fee includes $307.61 previously paid with
    Schedule 14A filed on February 26, 1999 in connection with the proposed merger.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT FILES A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     The sole purpose of this Amendment No. 2 is to delete the prior version of the attachments (Officers' Tax Certificates for each of Genesis and Paradise) to
Exhibit 8.1 of this Registration Statement. The prior version of the Officers' Tax Certificates were included in the Registration Statement on Form S-4 as filed on April 23, 1999 and were mistakenly included in Amendment No. 1 of the Registration Statement on Form S-4 as filed on April 30, 1999, along with the correct version. Only the correct version of the Officers' Tax Certificates are attached to Exhibit 8.1 as filed with this Amendment No. 2 of the Registration Statement on Form S-4.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Companies Act (Nova Scotia) does not restrict a company from indemnifying directors. Section 153 of the Companies Act (Nova Scotia) provides that if in any proceeding against a director for negligence or breach of trust it appears to the court hearing the case that the director or person is or may be liable for negligence or breach of trust, but has acted honestly and reasonably and ought fairly to be excused for the negligence or breach of trust, the court may relieve him, either wholly or partly, from his liability on such terms as the court may think proper.

     The Genesis articles of association provide that no director or officer, former director or officer, or person who acts or acted at Genesis's request, as a director or officer of Genesis, in the absence of any dishonesty on this person's part, shall be liable

     - for the acts, or defaults of any other director or other person, or

     - for any loss to Genesis through the deficiency of title to any property acquired for Genesis, or through the deficiency of any security in any of the funds of Genesis are invested, or

     - for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any funds are deposited, or

     - for any loss occasioned by error of judgment or oversight on the part of such person, or

     - for any other loss, damage or misfortune whatsoever which happens in the execution of the duties of such person.

     The directors of Genesis are authorized, without approval or confirmation by Genesis shareholders, to cause Genesis to give indemnities to any director or other person who has undertaken any liability on behalf of Genesis and to mortgage or charge the property of Genesis as security for indemnities given to a director or other person.

     Genesis Microchip Incorporated maintains liability insurance for its directors and principal executive officers, including insurance against liabilities under the Securities Act.

ITEM 21. EXHIBITS

     (a) Exhibits


    EXHIBIT
     NUMBER                             DESCRIPTION
    --------                            -----------
      2.1(3)    Agreement and Plan of Reorganization, dated January 22, 1999
                (attached as Annex A to the proxy statement/prospectus
                included in this Registration Statement).
      3.1(3)    Memorandum and Articles of Association of the Registrant.
      4.1(1)    Special Warrant Indenture between Genesis Microchip Inc. and
                Montreal Trust Company of Canada.
      4.2(1)    Bonus Warrant Indenture between Genesis Microchip Inc. and
                Montreal Trust Company of Canada.
      4.3(1)    Yorkton Securities Inc. Options to Purchase Common Shares of
                Genesis Microchip Inc.
      4.4(1)    Resolution of Board of Directors dated December 11, 1997
                amending the Yorkton Securities Inc. Option to Purchase
                Common Shares.
      4.5(1)    Shareholder Rights Plan Agreement.
      5.1(3)    Opinion of Stewart McKelvey Stirling Scales with respect to the legality of the securities being issued.

    EXHIBIT
     NUMBER                             DESCRIPTION
    --------                            -----------
       8.1      Tax Opinion of Wilson Sonsini Goodrich & Rosati,
                Professional Corporation dated April 23, 1999.
      8.2(4)    Tax Opinion of Cooley Godward LLP, dated April 30, 1999.
     10.1(2)    Custom Sales Agreement between Genesis Microchip Inc. and
                International Business Machines Corporation dated March 9,
                1998.
     10.2(1)    1987 Stock Option Plan.
     10.3(1)    1997 Employee Stock Option Plan.
     10.4(1)    1997 Non-Employee Stock Option Plan.
     10.5(1)    1997 Employee Stock Purchase Plan.
     10.6(1)    401(k) Plan.
     10.7(1)    International Distributorship Agreement with Kanematsu
                Semiconductor Corporation dated May 10, 1993, amended
                effective as of January 1, 1996.
     10.8(1)    1993 Supply Agreement with In Focus Systems, Inc. dated
                September 20, 1996.
     10.9(1)    Half-Band Filter IC Royalty Agreement with Miranda
                Technologies Inc. dated September 23, 1993.
    10.10(1)    IC Royalty Agreement with NorthShore Laboratories, Inc.
                dated March 2, 1993.
    10.11(1)    Supplemental IC Royalty Agreement with NorthShore
                Laboratories dated September 1, 1994.
    10.12(1)    Supplemental IC Royalty Agreement No. 2 with NorthShore
                Laboratories, Inc. dated October 8, 1997.
    10.13(1)    Agreement for ASIC Design and Purchase of Products with IBM
                Microelectronics Essex Junction, Vermont dated November 19,
                1996.
    10.14(1)    Amendment 1 to the Agreement for ASIC Design and Purchase of
                Products with IBM, effective date January 1, 1997.
    10.15(3)    United Semiconductor Corporation Wafer Foundry Procedures
                with Genesis Microchip Inc. dated January 19, 1999.
    10.16(1)    Loan Agreement with Royal Bank of Canada dated January 7,
                1997.
    10.17(1)    Loan Agreement with Royal Bank of Canada dated October 24,
                1997.
    10.18(1)    Pledge Agreement and Promissory Note of Paul M. Russo dated
                October 25, 1996.
    10.19(1)    Pledge Agreement and Promissory Note of Paul M. Russo dated
                July 25, 1997.
    10.20(1)    Pledge Agreement and Promissory Note of Lance Greggain dated
                July 25, 1997.
    10.21(1)    Lease Agreement between Markham Executive Centre Building
                No. 2 Limited and related parties and Genesis Microchip Inc.
                of 200 Town Centre Blvd., Suite 303, Markham, Ontario L3R
                8G5, commencing date April 1, 1997.
    10.22(1)    Lease Agreement between Markham Executive Building No. 2
                Limited and related parties and Genesis Microchip Inc. of
                200 Town Centre Blvd., 4th Floor, Markham, Ontario L3R 8G5,
                commencing date January 1, 1994.
    10.23(1)    Lease Agreement between The Landmark and Genesis Microchip
                Corporation for 2111 Landings Drive, Mountain View, CA 94043
                dated September 15, 1994.
    10.24(1)    Modification No. 1 to Genesis Microchip Corporation Landmark
                Lease Agreement dated September 15, 1994.
    10.25(1)    Modification No. 2 to Genesis Microchip Corporation Landmark
                Lease Agreement dated September 15, 1994, modifying the
                premises leased under the agreement to 2071 Landings Drive,
                Mountain View, CA.
    10.26(3)    Lease Agreement between Kolter Properties Limited and
                Genesis Microchip Inc. dated January 28, 1999 for 165
                Commerce Valley Drive West, Markham, Ontario.
    10.27(3)    Form of Stock Option Agreement Under the 1987 Stock Option
                Plan.
    10.28(3)    Form of Stock Option Agreement Under the 1997 Employee Stock
                Option Plan.
    10.29(3)    Form of Stock Option Agreement Under the 1997 Non-Employee
                Stock Option Plan.
    10.30(3)    Form of Genesis Affiliate Agreement dated January 22, 1999, by and among the Registrant and affiliates of the
                Registrant.

    EXHIBIT
     NUMBER                             DESCRIPTION
    --------                            -----------
    10.31(3)    Form of Paradise Affiliate Agreement dated January 22, 1999, by and among the Registrant, Paradise Electronics, Inc. and affiliates of Paradise Electronics, Inc.
    10.32(3)    Form of Genesis Stockholder Voting Agreement dated January
                22, 1999 by and among the Registrant, Paradise Electronics,
                Inc. and affiliates of the Registrant.
    10.33(3)    Form of Paradise Stockholder Voting Agreement dated January
                22, 1999 by and among the Registrant, Paradise Electronics,
                Inc. and affiliates of Paradise Electronics, Inc.
    10.34(3)    Consulting Agreement dated January 21, 1999 between the
                Registrant and Ronald A. Rohrer.
    10.35(3)    Consulting Agreement dated January 21, 1999 between the
                Registrant and William Welling.
     21.1(3)    Subsidiaries of the Registrant.
      23.1      Consent of KPMG LLP dated May 3, 1999.
      23.2      Consent of Ernst & Young LLP dated May 3, 1999.
     23.3(3)    Consent of NationsBanc Montgomery Securities LLC dated April
                23, 1999.
      23.4      Consent of Wilson Sonsini Goodrich & Rosati, Professional
                Corporation dated April 23, 1999. (included in Exhibit 8.1).
     23.5(4)    Consent of Cooley Godward LLP dated April 30, 1999 (included in Exhibit 8.2).
     23.6(3)    Consent of Stewart McKelvey Stirling Scales dated April 22,
                1999 (included in Exhibit 5.1)..............................
      24.1      Power of Attorney (included on signature page at page II-5).
     99.1(3)    Registrant's Form of Proxy.
     99.2(3)    Paradise Electronics, Inc. Form of Proxy.
     99.3(3)    Consent to the use of name from Alexander S. Lushtak dated
                April 21, 1999
     99.4(4)    Consent to the use of name from Lawrence G. Finch dated
                April 23, 1999.


---------------

(1) Incorporated by reference to the Registration Statement (Registration Statement No. 333-8258) on Form F-1 declared effective on February 23, 1998.

(2) Incorporated by reference to the Registrant's Annual Report (SEC Document. 000-29592) on Form 20-F filed with the Securities and Exchange Commission on September 28, 1998.


(3) Previously filed on April 23, 1999 with the Securities and Exchange Commission on the Registration Statement Form S-4 (SEC Registration Statement No. 333-76937).



(4) Previously filed on April 30, 1999 with the Securities and Exchange Commission on Amendment No. 1 to the Registration Statement Form S-4 (SEC Registration Statement No. 333-76937).


    ITEM 22. UNDERTAKINGS

(a) (A) The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (B) The undersigned Registrant hereby undertakes that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (C) The undersigned Registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (B) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (4) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Memorandum and Articles of Association, as amended of the Registrant and the Companies Act (Nova Scotia), or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the proxy statement/prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

(c) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on this Amendment No. 2 to the Form S-4 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Mountain View, California on the 4th day of May, 1999.


                                          GENESIS MICROCHIP INCORPORATED
                                          a Nova Scotia company

                                          By:       /s/ PAUL M. RUSSO
                                            ------------------------------------
                                                       Paul M. Russo
                                                   Chairman of the Board,
                                                Chief Executive Officer and
                                               Authorized U.S. Representative


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                  /s/ PAUL M. RUSSO                       Chairman of the Board, Chief     May 4, 1999
-----------------------------------------------------   Executive Officer and Authorized
                    Paul M. Russo                             U.S. Representative

               /s/ STEPHEN J. SOLARI*                    President and Chief Operating     May 4, 1999
-----------------------------------------------------               Officer
                  Stephen J. Solari

                  /s/ PETER DAKIN*                       Vice President, Manufacturing     May 4, 1999
-----------------------------------------------------              Operations
                     Peter Dakin

                 /s/ I. ERIC ERDMAN*                      Vice President, Finance and      May 4, 1999
-----------------------------------------------------   Administration, Chief Financial
                   I. Eric Erdman                            Officer and Secretary

                 /s/ HAMID FARZANEH*                    Vice President, Worldwide Sales    May 4, 1999
-----------------------------------------------------
                   Hamid Farzaneh

                                                                    Director               May 4, 1999
-----------------------------------------------------
                  Brian S. Campbell

                /s/ JAMES E. DONEGAN*                               Director               May 4, 1999
-----------------------------------------------------
                  James E. Donegan

                /s/ GEORGE A. DUGUAY*                               Director               May 4, 1999
-----------------------------------------------------
                  George A. Duguay

               /s/ A. DAVID FERGUSON*                               Director               May 4, 1999
-----------------------------------------------------
                  A. David Ferguson

                /s/ RONALD A. ROHRER*                               Director               May 4, 1999
-----------------------------------------------------
                  Ronald A. Rohrer

                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----
               /s/ WILLIAM H. WELLING*                              Director               May 4, 1999
-----------------------------------------------------
                 William H. Welling

               *By: /s/ PAUL M. RUSSO
       ---------------------------------------
                    Paul M. Russo
                  Attorney-in-fact

                  Date: May 4, 1999

                                 EXHIBIT INDEX


                                                                            SEQUENTIALLY
  EXHIBIT                                                                     NUMBERED
  NUMBER                           DOCUMENT DESCRIPTION                         PAGE
  -------                          --------------------                     ------------
   2.1(3)      Agreement and Plan of Reorganization, dated January 22, 1999
               (attached as Annex A to the proxy statement/prospectus
               included in this Registration Statement)....................
   3.1(3)      Memorandum and Articles of Association of the Registrant....
   4.1(1)      Special Warrant Indenture between Genesis Microchip Inc. and
               Montreal Trust Company of Canada............................
   4.2(1)      Bonus Warrant Indenture between Genesis Microchip Inc. and
               Montreal Trust Company of Canada............................
   4.3(1)      Yorkton Securities Inc. Options to Purchase Common Shares of
               Genesis Microchip Inc. .....................................
   4.4(1)      Resolution of Board of Directors dated December 11, 1997
               amending the Yorkton Securities Inc. Option to Purchase
               Common Shares...............................................
   4.5(1)      Shareholder Rights Plan Agreement...........................
   5.1(3)      Opinion of Stewart McKelvey Stirling Scales with respect to the legality of the securities being issued.................
     8.1       Tax Opinion of Wilson Sonsini Goodrich & Rosati,
               Professional Corporation dated April 23, 1999...............
   8.2(4)      Tax Opinion of Cooley Godward LLP, dated April 30, 1999.....
  10.1(2)      Custom Sales Agreement between Genesis Microchip Inc. and
               International Business Machines Corporation dated March 9,
               1998........................................................
  10.2(1)      1987 Stock Option Plan......................................
  10.3(1)      1997 Employee Stock Option Plan.............................
  10.4(1)      1997 Non-Employee Stock Option Plan.........................
  10.5(1)      1997 Employee Stock Purchase Plan...........................
  10.6(1)      401(k) Plan.................................................
  10.7(1)      International Distributorship Agreement with Kanematsu
               Semiconductor Corporation dated May 10, 1993, amended
               effective as of January 1, 1996.............................
  10.8(1)      1993 Supply Agreement with In Focus Systems, Inc. dated
               September 20, 1996..........................................
  10.9(1)      Half-Band Filter IC Royalty Agreement with Miranda
               Technologies Inc. dated September 23, 1993..................
  10.10(1)     IC Royalty Agreement with NorthShore Laboratories, Inc.
               dated March 2, 1993.........................................
  10.11(1)     Supplemental IC Royalty Agreement with NorthShore
               Laboratories dated September 1, 1994........................
  10.12(1)     Supplemental IC Royalty Agreement No. 2 with NorthShore
               Laboratories, Inc. dated October 8, 1997....................
  10.13(1)     Agreement for ASIC Design and Purchase of Products with IBM
               Microelectronics Essex Junction, Vermont dated November 19,
               1996........................................................
  10.14(1)     Amendment 1 to the Agreement for ASIC Design and Purchase of
               Products with IBM, effective date January 1, 1997...........
  10.15(3)     United Semiconductor Corporation Wafer Foundry Procedures
               with Genesis Microchip Inc. dated January 19, 1999..........
  10.16(1)     Loan Agreement with Royal Bank of Canada dated January 7,
               1997........................................................
  10.17(1)     Loan Agreement with Royal Bank of Canada dated October 24,
               1997........................................................
  10.18(1)     Pledge Agreement and Promissory Note of Paul M. Russo dated
               October 25, 1996............................................
  10.19(1)     Pledge Agreement and Promissory Note of Paul M. Russo dated
               July 25, 1997...............................................
  10.20(1)     Pledge Agreement and Promissory Note of Lance Greggain dated
               July 25, 1997...............................................

                                                                            SEQUENTIALLY
  EXHIBIT                                                                     NUMBERED
  NUMBER                           DOCUMENT DESCRIPTION                         PAGE
  -------                          --------------------                     ------------
  10.21(1)     Lease Agreement between Markham Executive Centre Building
               No. 2 Limited and related parties and Genesis Microchip Inc.
               of 200 Town Centre Blvd., Suite 303, Markham, Ontario L3R
               8G5, commencing date April 1, 1997..........................
  10.22(1)     Lease Agreement between Markham Executive Building No. 2
               Limited and related parties and Genesis Microchip Inc. of
               200 Town Centre Blvd., 4th Floor, Markham, Ontario L3R 8G5,
               commencing date January 1, 1994.............................
  10.23(1)     Lease Agreement between The Landmark and Genesis Microchip
               Corporation for 2111 Landings Drive, Mountain View, CA 94043
               dated September 15, 1994....................................
  10.24(1)     Modification No. 1 to Genesis Microchip Corporation Landmark
               Lease Agreement dated September 15, 1994....................
  10.25(1)     Modification No. 2 to Genesis Microchip Corporation Landmark
               Lease Agreement dated September 15, 1994, modifying the
               premises leased under the agreement to 2071 Landings Drive,
               Mountain View, CA...........................................
  10.26(3)     Lease Agreement between Kolter Properties Limited and
               Genesis Microchip Inc. dated January 28, 1999 for 165
               Commerce Valley Drive West, Markham, Ontario................
  10.27(3)     Form of Stock Option Agreement Under the 1987 Stock Option
               Plan........................................................
  10.28(3)     Form of Stock Option Agreement Under the 1997 Employee Stock
               Option Plan.................................................
  10.29(3)     Form of Stock Option Agreement Under the 1997 Non-Employee
               Stock Option Plan...........................................
  10.30(3)     Form of Genesis Affiliate Agreement dated January 22, 1999, by and among the Registrant and affiliates of the
               Registrant..................................................
  10.31(3)     Form of Paradise Affiliate Agreement dated January 22, 1999, by and among the Registrant, Paradise Electronics, Inc. and affiliates of Paradise Electronics, Inc. ...................
  10.32(3)     Form of Genesis Stockholder Voting Agreement dated January
               22, 1999 by and among the Registrant, Paradise Electronics,
               Inc. and affiliates of the Registrant.......................
  10.33(3)     Form of Paradise Stockholder Voting Agreement dated January
               22, 1999 by and among the Registrant, Paradise Electronics,
               Inc. and affiliates of Paradise Electronics, Inc. ..........
  10.34(3)     Consulting Agreement dated January 21, 1999 between the
               Registrant and Ronald A. Rohrer.............................
  10.35(3)     Consulting Agreement dated January 21, 1999 between the
               Registrant and William Welling..............................
  21.1(3)      Subsidiaries of the Registrant..............................
    23.1       Consent of KPMG LLP dated May 3, 1999.
    23.2       Consent of Ernst & Young LLP dated May 3, 1999.
  23.3(3)      Consent of NationsBanc Montgomery Securities LLC dated April
               23, 1999.
    23.4       Consent of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation dated April 23, 1999. (included in Exhibit 8.1).
  23.5(4)      Consent of Cooley Godward LLP dated April 30, 1999 (included in Exhibit 8.2).
  23.6(3)      Consent of Stewart McKelvey Stirling Scales dated April 22,
               1999 (included in Exhibit 5.1)..............................
    24.1       Power of Attorney (included on signature page at page
               II-5).......................................................
  99.1(3)      Registrant's Form of Proxy..................................
  99.2(3)      Paradise Electronics, Inc. Form of Proxy....................
  99.3(3)      Consent to the use of name from Alexander S. Lushtak dated
               April 21, 1999..............................................
  99.4(4)      Consent to the use of name from Lawrence G. Finch dated
               April 23, 1999..............................................


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

(1) Incorporated by reference to the Registration Statement (Registration Statement No. 333-8258) on Form F-1 declared effective on February 23, 1998.

(2) Incorporated by reference to the Registrant's Annual Report (SEC Document No. 000-29592) on Form 20-F filed with the Securities and Exchange Commission on September 28, 1998.


(3) Previously filed on April 23, 1999 with the Securities and Exchange Commission on Registration Statement Form S-4 (SEC Registration Statement No. 333-76937).



(4) Previously filed on April 30, 1999 with the Securities and Exchange Commission on Amendment No. 1 to the Registration Statement Form S-4 (SEC Registration Statement No. 333-76937).